                                                                    EXHIBIT 99.2

                    CERTIFICATION OF VICE PRESIDENT - FINANCE
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of St. Mary Land &
Exploration Company (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Richard C. Norris, Vice President - Finance of the Company, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1) The Report fully complies with the requirements of section 13(a)
or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/ RICHARD C. NORRIS

Richard C. Norris
Vice President - Finance
(principal financial officer)
August 14, 2002